UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      May 27, 2009
                                                  ------------------------------

                             SALISBURY BANCORP, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

Connecticut                           0-24751                    06-1514263
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(State or other                     (Commission                (IRS Employer
jurisdiction of incorporation)      File Number)             Identification No.)


5 Bissell Street, Lakeville, Connecticut                        06039-1868
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(Address of principal executive offices)                        (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 8.   Other Events.

      Item 8.01.   Other Events.

      A.       Annual Meeting of Shareholders of Salisbury Bancorp, Inc.

      The Annual Meeting of Shareholders of Salisbury Bancorp, Inc. (the "Company"), the holding company for Salisbury Bank and Trust Company (the "Bank") was held on Wednesday, May 27, 2009. Shareholders voted on the election of directors, the ratification of the appointment of independent auditors and the non-binding advisory vote on the compensation of named executive officers.

      The results of the votes of shareholders regarding each proposal are set forth below:

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      Each of the three nominees received in excess of a plurality of the votes cast at the meeting and were elected to serve until their term expires or their successors are elected and qualified.

         The vote for electing nominees as directors was as follows:

                                                                    Withholding
                                                      For            Authority

John R. H. Blum          Number of Shares:         1,313,082            37,956
                                                   ---------        ----------

                         Percentage of
                         Shares Voted:                  97.2%              2.8%
                                                   ---------        ----------

                         Percentage of Shares
                         Entitled to Vote:              77.8%              2.3%
                                                   ---------        ----------

                                                                    Withholding
                                                      For            Authority

Holly J. Nelson          Number of Shares:         1,320,229            30,809
                                                   ---------        ----------
                         Percentage of
                         Shares Voted:                  97.7%              2.3%
                                                   ---------        ----------

                         Percentage of Shares
                         Entitled to Vote:              78.3%              1.8%
                                                   ---------        ----------

                                                                    Withholding
                                                      For            Authority

John F. Perotti          Number of Shares:         1,318,547            32,491
                                                   ---------        ----------

                         Percentage of
                         Shares Voted:                  97.6%              2.4%
                                                   ---------        ----------

                         Percentage of Shares
                         Entitled to Vote:              78.2%              1.9%
                                                   ---------        ----------


                                   PROPOSAL 2
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2009 was approved because the votes for such appointment exceeded the votes against such appointment.

      The vote to ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2009 was as follows:


                                  For             Against            Abstain

Number of Shares:              1,345,599              1,815              3,624
                               ---------        -----------        -----------

Percentage of Shares Voted:         99.6%                .1%                .3%
                               ---------        -----------        -----------

Percentage of Shares
   Entitled to Vote:                79.8%                .1%                .2%
                               ---------        -----------        -----------


                                   PROPOSAL 3
                  NON-BINDING ADVISORY VOTE ON THE COMPENSATION
                           OF NAMED EXECUTIVE OFFICERS

      The vote to approve the non-binding advisory vote on the compensation of named executive officers was as follows:


                                  For             Against            Abstain

Number of Shares:              1,225,675             56,220             69,143
                               ---------        -----------        -----------
Percentage of Shares Voted:         90.7%               4.2%               5.1%
                               ---------        -----------        -----------
Percentage of Shares
Entitled to Vote:                   72.7%               3.3%               4.1%
                               ---------        -----------        ----------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: May 29, 2009                                  SALISBURY BANCORP, INC.


                                                     By:    /s/ John F. Foley
                                                          ----------------------
                                                          John F. Foley
                                                          Secretary